Investor Overview September 2024 Wall Street and lower Manhattan. © BlackSky 2024. All rights reserved.

Legal Disclaimer 2 FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to BlackSky Technology Inc “BlackSky” or the “Company”). Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative of these words, and similar expressions are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties, some of which cannot be predicted or quantified. BlackSky cannot assure you that the results, events, and circumstances reflected in the forward-looking statements in this presentation will be achieved or occur. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including those described in the section captioned “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, forward-looking statements reflect our expectations, plans, or forecasts of future events and views as of the date of this presentation. We anticipate that subsequent events and developments will cause our assessments to change. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Additional risks and uncertainties are identified and discussed in BlackSky’s disclosure materials filed from time to time with the SEC which are available at the SEC’s website at http://www.sec.gov or on BlackSky’s Investor Relations website at https://ir.blacksky.com. This presentation and any information included in this presentation are strictly confidential and should not be discussed outside of your organization. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale is not permitted. BlackSky has filed an effective shelf registration statement on Form S-3 (Registration No. 333-267889) with the U.S. Securities and Exchange Commission (the "SEC"). Any offering of securities would be made only by means of a prospectus supplement, which would be filed with the SEC. Before you invest, you should read the prospectus supplement and accompanying prospectus, including the risk factors set forth therein and incorporated by reference therein, and the documents incorporated by reference in or filed as exhibits to the registration statement, for more complete information about us and this proposed offering. You may access these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement and accompanying prospectus may be obtained, when available, to Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, or by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com. USE OF MODELING AND DATA The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. BlackSky has not independently verified the data obtained from external sources. No representation is made as to the reasonableness or reliability of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication of future performance. BlackSky assumes no obligation to update the information in this presentation. TRADEMARKS BlackSky owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with BlackSky, or an endorsement or sponsorship by or of BlackSky. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that BlackSky will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. NON-GAAP FINANCIAL MEASURES In addition to results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Imagery and Software Analytical Service Cost of Sales, excluding depreciation and amortization, which are non-GAAP financial performance measures. Adjusted EBITDA is defined as net income or loss attributable to BlackSky before interest income, interest expense, income taxes, depreciation and amortization, as well as significant non- cash and/or non-recurring expenses as our management believes these items are not as useful in evaluating the Company’s core operating performance. These items include, but are not limited to, stock-based compensation expense, unrealized (gain) loss on certain warrants/shares classified as derivative liabilities, litigation, settlements, and related costs, severance, income on equity method investment, investment loss on short-term investments, and transaction costs associated with debt and equity financings. We determine Adjusted EBITDA Margin by taking the ratio between our Adjusted EBITDA and our revenue and expressing such ratio as a percentage and Adjusted Imagery and Software Analytical Service Cost of Sales by taking our Imagery and Software Analytical Service Costs, excluding depreciation and amortization, minus our stock-based compensation expense. We determine total Gross Margin percentage by taking total revenue and reducing it by the imagery and software analytical service costs that exclude depreciation and amortization and reducing that by the professional and engineering service costs that exclude deprecation and amortization. We determine Software Analytical Margin by taking the imagery and software analytical service revenue and reducing it by the imagery and software analytical service costs that exclude deprecation and amortization. These non-GAAP financial measures should not be considered in isolation or as an alternative to measures of financial performance determined in accordance with GAAP. Please refer to the appendix herein and our SEC filings for a reconciliation of such non-GAAP financial measures to their most comparable measures reported in accordance with GAAP, and for a discussion of the presentation, comparability, and use of such metrics.

Offering Summary 3 Issuer: BlackSky Technology Inc. Symbol / Exchange BKSY / NYSE Offering Type Registered Common Stock (100% Primary) Base Deal Size $35 million Over-Allotment Option 15% Marketing Thursday, September 19th – Tuesday, September 24th Expected Pricing Tuesday, September 24th (After Market Close) Use of Proceeds Working Capital, Capital Expenditures, General Corporate Purposes, and Gen-3 Supply Chain and Production Operations Bookrunners Oppenheimer & Co., Lake Street Capital Markets

Successfully Executing in the New Space Economy 4 Operational satellite constellation delivering mission- critical information with capacity to support high-margin revenue growth 1) Value does not include potential value from IDIQ contracts 2) Our long-term adjusted EBITDA margin target is not a projection or forecast and certain occurrences, either in our business or industry-wide, may cause actual results to vary materially from such target Dynamic Monitoring from Space Awarded contracts worth up to $1.3B(1) from high- value and demanding customers such as the U.S. Government and Allied Nations Targeted long-term adjusted EBITDA margins over 40%(2) Software platform delivering real-time imagery and AI- driven analytics High barrier to entry market with invested capital in excess of $600M, enabling long-term competitive leadership

1) As of 6/30/2024 2) Adjusted EBITDA is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable measure reported in accordance with GAAP 3) For the twelve month period ended 6/30/24 4) Worldwide median for image collection to delivery is 0.8 hours; with Analytics adding another ~10 minutes BlackSky at a Glance 5 • Founded: • Employees(1): • Security Cleared: First of its kind platform delivering real-time, space-based intelligence for rapid and improved strategic decision making High-revisit, high-resolution constellation of satellites monitoring strategic locations, economic assets, and events worldwide High-margin, on-demand subscription-based imagery and analytic services supporting government agencies and global enterprises Herndon, VA 13 ~1 hour Revenue ($M) Adjusted EBITDA(2) ($M) $61$61 2014 ~280 40% • HQ Location: • # of Satellites: • Image Collection to Delivery Time(4): Business Overview Financial Performance $21 $34 $65 $94 $106 2020 2021 2022 2023 TTM ($44) ($29) ($1) $12 2021 2022 2023 TTM (3) (3) Q2 delivered 29% YoY Revenue growth and a 3rd consecutive quarter of positive Adjusted EBITDA(2)

Recent Achievements 6 Selected by NASA for Commercial SmallSat Services Award up to $476 million(1) on September 6th Awarded $40 million in new awards and extension agreements in Q2 supporting multiple U.S. and international government agencies First high resolution Gen-3 Satellite in final stages of assembly, integration, and testing (1) IDIQ Contract BlackSky wins new NGA contract for AI analytics valued at up to $290 million(1) on September 13th First very-high resolution Gen-3 satellite planned for launch in Q4

Global Threats Require Mission-Critical Space Technologies 7 Nations Experiencing Expected to endure conflict fueled by political competition, regional crises, and civil disputes As regional conflicts become global threats, timely situational awareness becomes critical GLOBAL CONFLICT ECONOMIC UNCERTAINTY $380 Billion 2023 global cost of natural disasters worldwide(2) The unprecedented economic impact of supply chain has created growing demand for early warnings on disruptive events NATIONAL SECURITY INVESTMENTS $30 Billion 2024 U.S. Space Force Budget up 12% vs 2023(3) Advanced economies are increasing spending on intelligence, surveillance and reconnaissance (ISR) capabilities for activity within and outside their borders 1) Armed Conflict Location & Event Data Project 2) Statista 3) Department of Defense 10 Extreme Unrest(1)

Growth in the Global Geospatial Analytics Market ($B) Source: MarketsandMarkets Space Based Intelligence is More Important than Ever 8 Attacks on Moscow’s warships have helped to establish an export corridor that could boost Kyiv’s war effort. – Financial Times, May 2, 2024. Image by BlackSky BlackSky’s Ukraine Imagery 13% 8 Yr. CAGR Growth $52.7 $59.1 $66.5 $75.1 $85.0 $96.3 $107.8 $119.9 $141.9 2020 2021 2022 2023 2024 2025 2026 2027 2028

BlackSky: Space Based Intelligence Designed to Meet Today's Mission-Critical Decisions



Mapping: Daily
at Same Time
Dynamic Hourly
Monitoring

Key Capabilities	BLACKSKY	Legacy Imaging[1]	Legacy Mapping[2]
Constellation Purpose	**Dynamic Monitoring** **13 SATS**	VHR Imaging 6 SATS	Static Global Mapping 100+ SATS
Reliable Dynamic Hourly Monitoring	●	◐	○
Real-Time AI-Enabled Analytics	●	○	○
Real-Time Autonomous Delivery	●	◐	○
Multi-Source Tasking and AI Analytics	●	○	○
Multi-Spectral AI Software Platform	●	○	○
Static Daily Imaging (Same Time)	○	●	●

BlackSky's Real-Time Architecture Provides High Frequency Imaging with Low Latency Delivery and Integrated AI Analytics

1) Data relates to one legacy imaging competitor and is based on publicly available information
2) Data relates to one legacy mapping competitor and is based on publicly available information

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BlackSky Spectra® The power of a purpose-built software platform 10 12 Intuitive tasking interface Rapid delivery Automated AI-powered analytics Intuitive user interface brings the complexity of BlackSky’s data to the palm of its everyday user * Imagery of Incheon, South Korea • No geospatial data expertise required • Easily accessible and user-friendly • Easily task satellites and receive answers, on-demand • Browser-based platform provides simple access from multiple devices

11 BlackSky Solutions Support a Range of Industry Applications Responsive tactical ISR for an edge on the ground Site monitoring for persistent situational awareness Indications and warning to streamline broad area search Space domain awareness for insight into in-space capabilities Moving target engagement to characterize targets in real time Automated AI for activity-based intelligence

International defense customer uses BlackSky’s self-service Spectra platform to task real-time imagery during counter drug operation BlackSky’s fully automated Spectra platform delivered timely and actionable intelligence directly into customer’s operations center Customers credit BlackSky with changing the user experience by putting on-demand space-based intelligence into the hands of end users BlackSky’s Spectra Delivers Real-Time Intelligence in Support of Counter-Drug Operations 12

13 Contract leverages BlackSky’s proven high-frequency monitoring and AI-enabled analytic capabilities Fully automated solution provides analytic services to monitor economic activity and military capabilities New contract is a follow on to a prior $60M – 5 Year EIM contract – expanding the government use of commercial analytic services (1) IDIQ Contract (2) Source: NGA Media Relations AI Automation Reduces Analysts Workloads Active fires Smoke from bridge Smoke Trail from stern extends for over 4 kilometers Fires visible at night August 29, 2024 | 2:05 p.m.August 26, 2024 | 9:15 a.m. Sounion, Red Sea August 29, 2024 | 9:03 p.m. (1)(2)

BlackSky Wins New Contract for Space Domain Awareness; Expands Product Offerings Awarded September 2024 14 Space Situation is a new and growing market BlackSky constellation and Spectra platform can deliver real-time intelligence on space activity New award is a subscription-based contract for data services

Trusted Partner to the World’s Most Demanding Customers 15*Special Operations Command: for project(s) sponsored by the Air Force Research Laboratory

A Strong Track Record of Multi-Year Contract Wins Valued up to $2.3B(3)

Electro Optical Commercial Layer (EOCL)
Commercial satellite imagery
$1B+(1)
10 Years

AIR FORCE RESEARCH LABORATORY
Moving target engagement services
$24M(2)
Multi-Year

International Ministry of Defense
High-frequency imagery and analytics
$150M+
Multi-Year

Support for other International Ministries of Defense and Governments
High-frequency imagery and analytics
$60M+
Multi-Year

LUNO A, follow-on contract to the Economic Indicator Monitoring award
Detection and analysis of objects of economic interest
$290M(2)
5 Years

Indonesian Ministry of Defense
Strategic and tactical intelligence, surveillance, and reconnaissance
~$50M
Multi-Year

National Aeronautics and Space Administration (NASA)
Time-diverse rapid-revisit satellite imagery to support Earth and Applied Science Research
$476M(2)
Multi-Year

BLACKSKY

1) Contract valued up to $1.021 billion
2) Represents total ceiling value of IDIQ
3) Total contracted values include IDIQ figures (not fully contracted to BKSY)

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Gen-3 Expected to Launch in Q4 2024



Gen-3 constellation designed to expand competitive lead while **delivering 3x the performance** with superior resolution, revisit, access & analytics

• Resolution:	35 cm
• Revisit rate:	~30 minutes
• Delivery timeline:	~30 minutes
• Hourly access:	Dawn-to-Dusk

→ AI Analytics – automated edge processing

→ Low-latency space communications

→ Short-wave Infrared (SWIR) improves visibility through smoke and haze, and extends visibility in low light conditions

→ Established supply chain and production line reduces deployment timing

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$15.4 $47.4 $65.4 $35.3 $11.2 $13.9 $13.6 $6.8 2021 2022 2023 1H 2024 Strong Operating Leverage Developing Within Our Business 18 1) Adjusted imagery and software analytical services cost of sales is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable measure reported in accordance with GAAP 2) Percentage reflects Adjusted Cost of Sales as percentage of Revenue 3) 1H 2024 represents period 6 months ended June 30, 2024 Imagery and Software Analytical Services ($M) Revenue Adjusted Cost of Sales(1)(2) Further improvement in margins from operating efficiencies73% 29% 21% 19% (3) Revenue growth off of a fixed cost operating base drops to the bottom line Monetizing our constellation’s capacity drives high-margin revenue

Compelling Operating Profile – Gen-3 Expected to Unlock Contracted Revenue, Enabling Sustained Growth

Metric	FY 2022	FY 2023	1H 2024	Long-Term Target[4]
YoY Revenue Growth %	92%	45%	30%	20% - 30%
Imagery & Software Gross Margin %[1]	69%	79%	81%	80%+
Total Gross Margin %[2]	45%	64%	72%	75%+
Adj. EBITDA Margin %[3]	(45%)	(1%)	7%	40%+

1) Imagery and software analytical service gross margin is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable measure reported in accordance with GAAP
2) Total gross margin is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable measure reported in accordance with GAAP
3) Adjusted EBITDA Margin is a non-GAAP financial measure. We determine Adjusted EBITDA Margin by taking the ratio between our Adjusted EBITDA and our revenue and expressing such ratio as a percentage. See Appendix for a reconciliation of Adjusted EBITDA to the most comparable measure reported in accordance with GAAP
4) Our long-term targets are not a projection or forecast and certain occurrences, either in our business or industry-wide, may cause actual results to vary materially from such targets

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Successfully Executing in the New Space Economy

Large & Growing Addressable Market

- $85B global market in 2024 growing at a 12.6% CAGR from 2023 to 2028[(1)]
- Significant growth drivers: geopolitical conflicts, supply chain disruptions, natural disasters, etc.

Industry Leading Technology & Services

- First-of-its-kind commercial service delivering dynamic, hourly monitoring from space
- Revolutionizing on-demand access to space-based intelligence through our proprietary, AI-enabled software platform
- Vertically integrated technology stack with proprietary satellite manufacturing

Compelling Business Model

- Highly scalable business model, with fixed operating costs
- High-margin, high visibility recurring subscription revenue
- Diverse customer base of large government agencies and global enterprises

Key Upcoming Milestones

- **Q4 2024:** Gen-3 on track for initial launch, potentially enabling access to $1.3B of high visibility, contracted backlog revenue
- **Q1 2025:** Gen-3 performance demonstration
- **Q2 2025**: initial Gen-3 revenue generating operations commence
- **2H 2025:** grow and scale

1) MarketsandMarkets

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APPENDIX 22

231) For the twelve month period ended June 30, 2024 2022 1H 2023 2H 2023 2023 1H 2024 TTM(1) Total Revenue 65,350$ 37,724$ 56,768$ 94,492$ 49,174$ 105,942$ BLACKSKY TECHNOLOGY INC. RECONCILIATION OF TOTAL REVENUE ON A TRAILING TWELVE MONTH BASIS (in thousands) (unaudited)

241) For the twelve month period ended June 30, 2024 2) See associated quarter’s earnings release or Form 10-Q/K for further details. BLACKSKY TECHNOLOGY INC. RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (in thousands) (unaudited) 2021 2022 1H 2023 2H 2023 2023 1H 2024 TTM(1) Net (loss) (245,643)$ (74,172)$ (50,746)$ (3,113)$ (53,859)$ (25,207)$ (28,320)$ Interest income - (1,116) (1,083) (980) (2,063) (730) (1,710) Interest expense 5,165 5,426 4,095 5,211 9,306 5,663 10,874 Income tax expense - - 122 551 673 322 873 Depreciation and amortization 14,306 35,661 21,431 22,000 43,431 22,461 44,461 Stock-based compensation expense 42,571 20,025 5,323 5,539 10,862 5,725 11,264 (Gain) on derivatives (23,885) (11,812) 9,567 (17,246) (7,679) (5,019) (22,265) Litigation, settlements, and related costs 399 - - - - 165 165 (Income) loss on equity method investment (1,027) (2,087) (585) (3,580) (4,165) - (3,580) Severance - 1,196 199 391 590 141 532 Impairment losses 18,407 - - 81 81 - 81 Transaction costs and losses associated with debt and equity financings 147,678 - 1,738 - 1,738 - - Other expense (income)(2) (2,409) (2,601) 55 - 55 - - Adjusted EBITDA (44,438)$ (29,480)$ (9,884)$ 8,854$ (1,030)$ 3,521$ 12,375$

25 2021 2022 2023 1H 2024 Imagery and software analytical service costs, excluding depreciation and amortization 13,013$ 14,462$ 13,793$ 6,877$ Stock-based compensation for imagery and software analytical service costs (1,824) (553) (242) (104) Adjusted imagery and software analytical service costs, excluding depreciation and amortization 11,189$ $13,909 $13,551 6,773$ BLACKSKY TECHNOLOGY INC. RECONCILIATION OF IMAGERY AND SOFTWARE ANALYTICAL SERVICE COST OF SALES TO ADJUSTED IMAGERY AND SOFTWARE ANALYTICAL SERVICE COST OF SALES (in thousands) (unaudited)

26 2022 2023 1H 2024 Imagery and software analytical service revenue 47,415$ 65,391$ 35,302$ Imagery and software analytical service costs, excluding depreciation and amortization (14,462) (13,793) (6,877) Imagery and software analytical service costs, excluding depreciation and amortization, as a % of revenue 31% 21% 19% Imagery and software analytical service gross margin, excluding depreciation and amortization, as a % of revenue 69% 79% 81% 2022 2023 1H 2024 Total Revenue $ 65,350 $ 94,492 $ 49,174 Imagery and software analytical service costs, excluding depreciation and amortization (14,462) (13,793) (6,877) Professional and engineering service costs, excluding depreciation and amortization (21,365) (19,988) (7,038) Total cost of sales, excluding depreciation and amortization, as a % of revenue 55% 36% 28% Total gross margin, excluding depreciation and amortization as a % of revenue 45% 64% 72% BLACKSKY TECHNOLOGY INC. RECONCILIATION OF IMAGERY AND SOFTWARE ANALYTICAL SERVICE COST OF SALES AND TOTAL REVENUE TO IMAGERY AND SOFTWARE ANALYTICAL SERVICE COST OF SALES AND TOTAL GROSS MARGIN (in thousands) (unaudited)